Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2023	Dec. 31, 2022
Income Tax Disclosure [Abstract]
Income Taxes
15.	Income Taxes

The Company is subject to taxation in the U.S. and various state jurisdictions. The Company is not subject to taxation in foreign countries. The Company’s effective tax rate is calculated quarterly based upon current assumptions relating to the full year’s estimated operating results and various tax-related items. Each quarter, an estimate of the annual effective tax rate is updated should we revise our forecast of earnings based upon our operating results. If there is a change in the estimated effective annual tax rate, a cumulative adjustment is made. The Company’s effective tax rate was 0% for each of the three and nine months ended September 30, 2023 and 2022.

The difference between the effective tax rate of 0% and the U.S. federal statutory rate of 21% for each of the three and nine months ended September 30, 2023 and 2022 was primarily due to changes in deferred tax balances, partially offset by valuation allowances.

As of September 30, 2023 and 2022, we determined that, based on an evaluation of our history of net losses and all available evidence, both positive and negative, including our latest forecasts and cumulative losses in recent years, it was more likely than not that none or substantially none of our deferred tax assets would be realized and, therefore, we continued to record a valuation allowance.

11. Income Taxes

The Company is subject to taxation in the U.S. and various state jurisdictions. The Company is not subject to taxation in foreign countries. The provision for income taxes for the years ended December 31, 2021 and 2022 are as follows (in thousands):

	Years Ended
	December 31,
	2021	2022
Current:
Federal	$—	$—
State	—	—
Deferred:
Federal	5	7
State	—	—
Provision for income taxes	$5	$7

A reconciliation of the income tax computed at federal statutory income tax rate to the reported provision for income taxes is as follows (in thousands):

	Years Ended
	December 31,
	2021	2022
Tax benefit at statutory federal rate	$(4,885)	$(5,618)
State tax, net of federal tax benefit	(1,500)	(1,694)
Interest expense	274	477
Increase in valuation allowance	6,993	7,908
Permanent items	30	37
General business tax credit	(923)	(1,098)
Other	16	(5)
Provision for income taxes	$5	$7

Significant components of the Company’s deferred income taxes are as follows (in thousands):

	December 31,
	2021	2022
Deferred tax assets:
Net operating losses	$14,380	$17,890
Tax credit carryforwards, net	2,191	3,285
Accrued expenses	52	347
Section 174 R&E capitalization	—	2,847
Lease liability	229	106
Stock-based compensation	15	20
Total deferred tax assets	16,867	24,495
Deferred tax liabilities:
Operating lease right-of-use asset	(224)	(101)
Property and equipment	(745)	(595)
Total deferred tax liabilities	(969)	(696)
Net deferred tax assets	15,898	23,799
Less: Valuation allowance	(15,917)	(23,825)
Net deferred tax liability	$(19)	$(26)

Realization of deferred tax assets is dependent upon future earnings, if any, the timing and amount of which are uncertain. Due to the lack of earnings history, the deferred tax assets have been offset by a valuation allowance net of reversing deferred tax liabilities that provided for a source of future taxable income. The valuation allowance increased by approximately $7.0 million and $7.9 million for the years ended December 31, 2021 and 2022, respectively.

The Company has net operating loss carryforwards for federal and state income tax purposes of approximately $61.3 million and $71.6 million, respectively, as of December 31, 2022. Under the Tax Act and Jobs Act of 2017, the $61.3 million of federal net operating losses generated after December 31, 2017 will be carried forward indefinitely. The California net operating loss carryforwards will begin to expire in 2037 unless previously utilized.

As of December 31, 2022, the Company also had federal and California research and development tax credit carryforward of approximately $2.2 million and $1.8 million, respectively. The federal research and development credit carryforwards will begin to expire in 2038. The California research and development credit carryforwards are available indefinitely.

Federal and California tax laws impose significant restrictions on the utilization of net operating loss carryforwards in the event of a change in ownership of the Company, as defined by Internal Revenue Code Sections 382 and 383. The Company has not completed a formal study to determine the limitations on their tax attributes due to change in ownership and may have limitations on the utilization of net operating loss carryforwards, credit carryforwards, or other tax attributes due to ownership changes.

The Inflation Reduction Act of 2022 (“IRA”) which incorporates a Corporate Alternative Minimum Tax (CAMT) was signed on August 16, 2022. The changes will be effective for the tax years beginning after December 31, 2022. The new tax law will require companies to compute two separate calculations for federal income tax purposes and pay the greater of the new minimum tax or their regular tax liability. The IRA is not expected to have a material impact for the Company.

Under the Coronavirus Aid, Relief, and Economic Security (“CARES”) Act signed into law on March 27, 2020, net operating losses (“NOLs”) arising in tax years beginning after December 31, 2017, and before January 1, 2021 may be carried back to each of the five tax years preceding the tax year of such loss. Moreover, under the Tax Act as modified by the CARES Act, federal NOLs of the Company’s corporate subsidiaries generated in tax years ending after December 31, 2017 may be carried forward indefinitely, but the deductibility of federal NOLs, particularly for tax years beginning on or after January 1, 2021, may be limited. The Company is currently assessing the impact the CARES Act will have on the Company’s financial statements.

Uncertain Tax Benefits

No liability related to uncertain tax positions is recorded on the financial statements. The following table summarizes the activity related to the Company’s unrecognized tax benefits for the year ended December 31 (in thousands):

	Years Ended
	December 31,
	2021	2022
Beginning balance	$156	$269
Additions for tax positions related to the current year	113	131
Reductions for tax positions related to prior years	—	3
Ending balance	$269	$403

The reversal of uncertain tax benefits would not affect the effective tax rate to the extent that the Company continues to maintain a valuation allowance against its deferred tax assets. The Company does not anticipate any significant changes to unrecognized tax benefits over the next 12 months.

Income tax returns are filed in the United States and California. The Company is not currently under audit by the Internal Revenue Service and the State of California. The years 2019 and forward remain open to examination for federal income tax purposes and the years 2018 and forward for California income tax to which the Company is subject. Due to net operating loss carryforwards, all years effectively remain open to income tax examination by the domestic taxing jurisdictions in which the Company files tax returns.

The Company’s practice is to recognize interest and penalties related to income tax matters in income tax expense. For the years ended December 31, 2021 and 2022 the Company has not recognized any interest or penalties related to income tax in the Company’s statements of operations.